Exhibit 99.1

EXECUTIVE SUMMARY

DESCRIPTION OF SERVICES

(1) Type of assets that were reviewed.

AMC Diligence, LLC (“AMC”) performed certain due diligence services (the “Review”) described below on loans backed by residential properties (both residential mortgage loans and small balance commercial loans secured by residential properties or mixed-use properties being leased to generate income; together the “Loans”) acquired by Blackstone Residential Operating Partnership LP (the “Client”). The Review was conducted from October 2017 through May 2019 on Loans with origination dates from July 2015 through April 2019 via files imaged and provided by the Client or its designee for review.

(2) Sample size of the assets reviewed.

During the course of the securitization evaluation process, the Client may have removed loans that were reviewed by AMC from the securitization for paid-in-full mortgage loans or other items that were not disclosed to AMC. The initial population of the Review covered 1,431 Loans totaling an aggregate original principal balance of approximately $203.98 million. To AMC’s knowledge, AMC did not review all of the mortgage loans in the securitization loan population for a specific scope of review.

Within this population there were 80 Loans (the “Residential Population”) that were reviewed by AMC for compliance with nationally recognized statistical rating organizations (“NRSRO”), standards for compliance, credit, and valuation and 1,351 Loans (the “SBCRE Population”) were not reviewed for compliance given the stated loan purpose (investor small balance commercial real estate loans secured by residential property.

(3) Determination of the SBCRE Population.

The Review was conducted consistent with the criteria, as may be relevant for this securitization, of the NRSRO(s) identified in Item 3 of the ABS Due Diligence-15E.

(4) Quality or integrity of information or data about the assets: review and methodology.

AMC compared data fields on the bid tape provided by the Client to the data found in the Loan file as captured during the Review. The data integrity review was completed versus tapes as provided at the time of initial diligence or subsequently updated. As the securitization population includes loans from different periods of time and from differing transactions, not all data elements were provided to AMC on every loan within the securitization population. This comparison, when data was available, included the following data fields:

# of Units	Contract Sales Price	Original LTV
Amortization Term	Debt Service Coverage Ratio	Original P&I
Amortization Type	First Payment Date	Original Term
Appraisal Date	Investor: Qualifying Total Debt Ratio	Origination Channel
Appraisal Effective Date	Lender	Prepayment Penalty Period (months)
Appraised Value	Lien Position	Prepayment Terms
Borrower First Name	LTV Valuation Value	Property Type
Borrower Full Name	Maturity Date	Purpose
Borrower Last Name	Note Date	Refi Purpose
City	Occupancy	Representative FICO
Coborrower First Name	Original CLTV	State
Coborrower Full Name	Original Interest Rate	Street
Coborrower Last Name	Original Loan Amount	Zip

**Appearing as either Investor: Qualifying Total Debt Ratio or Total Debt Ratio

Additional information about the data integrity review is included in Item 5 below.

(5) Origination of the assets and conformity to stated underwriting or credit extension guidelines, standards, criteria or other requirements: review and methodology.

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AMC’s review was differentiated by the purpose of the loan in question and the applicable guidelines for such loan origination. The description below differentiates between the Residential Population and the SBCRE Population.

Residential Population (80 Loans)

AMC reviewed asset origination to determine conformity to the stated underwriting or credit extension guidelines, standards, criteria or other requirements, including, as applicable for the Residential Population, the Ability to Repay and Qualified Mortgage requirements described below, that were provided to AMC. When applicable, a review of the mortgage loan file to the Automated Underwriting System output within the mortgage loan file was also performed.

Credit Application: For the Credit Application, AMC verified that the application: (i) was signed by all listed borrowers, (ii) was substantially filled out, (iii) contained all known borrower-owned properties on the Real Estate Owned section 2, and (iv) included the borrower’s employment history.

Credit Report: AMC’s review included confirming that a credit report, that met guideline requirements, was present for each borrower and that such borrower’s credit profile adhered to the guidelines. In order to make this determination, AMC: (i) captured the monthly consumer debt payments for use in relevant calculations, (ii) noted and researched the Real Estate Owned and fraud alerts, (iii) gathered liabilities listed on the credit report to be included in the debt to income ratio as appropriate, and (iv) gathered data required for the ASF tape submission including (a) the most recent FICO scores from Equifax, Experian, and Transunion if available, (b) the most recent FICO date, (c) the longest trade line, (d) the maximum trade line, (e) the number of trade lines, and (f) the credit usage ratio.

Employment and Income: AMC determined whether applicable supporting employment and income documentation required by the guidelines, and as applicable Appendix Q or ATR, was present in the mortgage loan file and where possible, wasn’t fraudulent. This documentation was used to verify whether the income used to qualify the mortgage loan was calculated in accordance with the guidelines and may have included items such as: (i) verbal or written verification of employment, (ii) pay stubs, (iii) W-2 forms, (iv) tax returns, (v) financial statements, (vi) IRS tax transcripts, and (vii) Bank Statements.

Asset Review: AMC assessed whether the asset documentation required by the guidelines, and as applicable, Appendix Q or ATR, was present in the mortgage loan file. Utilizing this documentation, AMC completed a review of the reserve calculation and any large deposits. Documentation verifying assets for down payment, closing costs, prepaid items and reserves may have included: (i) verification-of-deposit (“VOD(s)”), (ii) depository account statements, (iii) stock or security account statements, (iv) gift funds, (v) escrow or earnest money deposits, and (vi) settlement statements or other evidence of conveyance and transfer of funds (if a sale of assets was involved).

Hazard/Flood Insurance/Taxes: A review of the insurance present on the mortgage loan was also performed by AMC. During the course of this review, AMC (i) verified that the hazard insurance met the minimum required amount of coverage in the guidelines, (ii) confirmed that the mortgage clause listed the lender’s name and “its successors and assigns,”, (iii) confirmed that the premium amount on both the hazard and flood insurance matched what was used in the DTI calculations, (iv) reviewed the tax certificate to verify and compare monthly escrows used to calculate DTI matched, (v) confirmed that the flood certification was for the correct borrower, property, lender and mortgage loan number and was a “Life of Loan” certification, and (vi) completed other property specific items including (a) for condominium properties, confirming that the blanket policy met the minimum amount of coverage in the guidelines and (b) for properties in a flood zone per the flood certification, confirming that flood insurance met guideline requirements and met the minimum required amount of coverage in the guidelines.

DU/LP Review: When provided and appropriate, AMC verified that DU findings included an approved/eligible decision where required by the guidelines. However, all mortgage loans are manually underwritten with documentation requirements determined by the guidelines and not AUS findings.

Occupancy Review: AMC confirmed the property occupancy is consistent with the mortgage loan approval and borrowers’ application disclosure based solely on information contained in the mortgage loan file and any fraud report obtained in connection with the mortgage loan.

Guideline Review: During the course of the review, AMC confirmed the mortgage loan was originated in accordance with required guidelines by reviewing conformity of mortgage loan, transaction type, and borrower characteristics to stated guidelines. Mortgage characteristics examined included (i) DTI of the borrower, (ii) the LTV/TLTV/HTLTV, (iii) the

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credit score for each borrower, (iv) asset reserves of the borrower, (v) property type, (vi) property usage, and (vii) other property specific items including for condominium or cooperative properties, assessing whether the condominium or cooperative project adheres to required guidelines.

Fraud Review: AMC reviewed fraud report results in each mortgage loan file, to the extent present, in conjunction with source documents found in the mortgage loan file to assess the likelihood of any misrepresentations associated with the origination of the mortgage loan. If the mortgage loan file did not contain a fraud report and the counterparty did not produce one, AMC conditioned the mortgage loan for the missing fraud report product.

If a fraud report was present, AMC reviewed the fraud report for (i) any name variations for the borrowers, (ii) any social security number variations for the borrowers, (iii) any potential occupancy issues based on the borrower’s address history, (iv) any noted employment issues, and (v) any additional consumers associated with the borrower’s profile. If any findings were noted, AMC confirmed that such findings and/or variations were addressed by the originator in the origination of the asset or that such red flag issues were fully addressed via mortgage loan documentation provided.

Title Review: AMC’s review included a review of the chain of title and the duration of ownership by the seller or borrower (whichever is applicable) satisfied the guidelines. Included in this review was a verification of whether the appropriate vestee was on the title documentation (if a purchase, the seller; if a refinance, the borrower) and that the title commitment addressed issues such as assessments; covenants, conditions and restrictions; access problems; vicinity of property to military airports; prior leases; court orders/divorce decrees; public probate issues; foreclosures; bankruptcies; judgment liens; state and federal tax liens; environmental liens, and oil/gas leases.

Additional Review of Mortgage Loan File: AMC also reviewed the closing documents in the loan images provided to ensure that the mortgage loan file information is complete, accurate, and contains consistent documentation. Included in the portion of the review are items such as reviewing for (i) evidence of primary mortgage insurance, (ii) if the property is located in an area that was listed as a FEMA disaster zone post origination, (iii) the presence of loan modification documents, and (iv) general conformity to Fannie Mae or Freddie Mac approved formats at the time of origination.

Additionally, AMC verified (i) listed borrowers signed documents requiring signature, (ii) borrowers signing documents were eighteen (18) years or older at the time of the mortgage loan origination, (iii) that all riders required by the terms of the mortgage and mortgage note were attached to the respective document, (iv) that social security numbers across documents were consistent, and (v) debt-to-income ratio (“DTI(s)”) and/or loan-to-value ratios (“LTV(s)”) were used in the assessment of conformity guidelines.

SBCRE Population (1,351 Loans)

Each loan in the SBCRE population was reviewed for adherence to the relevant credit policy as indicated by the Client. For this review, procedures followed included:

▪	Reviewing the provided Note, Mortgage/DOT, and Guaranty Agreement(s) to confirm execution, adherence to the credit policy, and agreement with other Loan Approval documentation.
▪	Examining appraisal reports, BPO’s, and appraisal reviews to determine if the property type is consistent with underwritten property type and usage (such as evidence/an indication of either owner or tenant occupancy) and comparing this information against other relevant information contained within applicable sections of the loan file to evaluate consistency, accuracy, and adheres to the credit policy.
▪	Reviewing environmental reporting, Flood Certification, and Evidence of Insurance to confirm accuracy and adherence to credit policy requirements.
▪	Reviewing credit reporting, VOR/VOM, Background Check(s), and any applicable Letter(s) of Explanation to confirm accuracy, adherence to credit policy requirements, and consistency with the Final Loan Approval worksheet.
▪	Reviewing HUD-1’s, Title Search, Purchase Agreements, existing leases/rent rolls, and verification of funds with loan terms, and underwritten approved terms and amounts/LTV/LTC as well as adherence to credit policy requirements.
▪	Reviewing LOI/LOE(s) for presence of un-qualified statement of business and occupancy intent, confirmation that the LOI/LOE cited address is consistent with the subject property address, and that signatory(s) are consistent with the identified borrower(s)/guarantor(s).
▪	Reviewing Final Form 1003/Loan application to ensure complete execution that the subject property listed is consistent with the subject property, and that the listed residence for the Individual(s) is an address other than the subject property.

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▪	Confirming, if applicable, business license(s) and P&L’s are present, valid, and adheres to credit policy requirements.
▪	Confirming, if applicable, second mortgage documents are present, valid, align with approved terms amounts, and adhere to credit policy requirements.
▪	Reviewing final loan approval worksheets for accuracy, completion, documentation of approval for any exceptions, and evaluating such items for agreement/consistency with all other documentation contained in the review file.
▪	Reviewing the Certification of Business Purpose and Certification of Non-Owner Occupancy and Indemnity for presence of a completed fields, and verifying that the hand written Primary Residence address differs from the subject property address, and is signed/dated as required.
▪	Verifying presence of a complete Certification of Non-Owner Occupancy and Indemnity document for each individual borrower/co-borrower/guarantor identified within the subject note/guaranty agreement, including the presence of either individual certifications or one certificate containing all required signatures.
▪	Comparing the Primary Residence address(es) listed for consistency between the Final Form 1003/Loan application(s) and the Certification(s) of Non-Owner Occupancy and Indemnity.
▪	Documenting any non-approved credit policy exceptions and/or inconsistencies and reporting and/or marking such items for further dialogue.

Documents reviewed include the following items (* = where applicable):

Note	Business License*	Flood certificates
Guaranty Agreement(s)*	Business P&L’s*	Purchase agreement(s)*
Deed of Trust / Mortgage	Verification of down payment funds/ funds to close / reserve funds*	Final HUD-1
Non-Owner-Occupancy & Business – Purpose Letter of Intent (LOI) / Letter of Explanation (LOE)	Appraisal Report	Title Search Documentation
Final Form 1003 / Loan Application(s)	Broker Price Opinion and market rent addendum*	Evidence of Hazard / Liability / Flood Insurance coverage
Credit Report(s)	Appraisal Review documentation*	Second mortgage documentation*
Verification of Rent / Mortgage (VOR/VOM) payment history*	Existing Leases*	Certification(s) of Business purpose of loan
Identification / proof of residency status	Rent Roll*	Certification(s) of Non-Owner Occupancy and Indemnity*
Background check	Environmental reports

(6) Value of collateral securing the assets: review and methodology.

AMC’s review included a review of the valuation materials utilized during the origination of the loan and in confirming the value of the underlying property. AMC’s review included verifying the appraisal report was (i) on the appropriate GSE form (for the Residential Population), (ii) materially complete, (iii) in conformity with the guideline requirements for the property type in question, (iv) completed by an appraiser (for residential properties) that was actively licensed to perform the valuation, (v) completed, for residential properties, such that the named client on the appraisal report is the lender or a related entity that is permitted to engage the lender per Title XI of FIRREA, (vi) made and signed prior to the final approval of the mortgage loan application, (vii) completed and dated within the guideline requirements, (vii) made on an “as is” basis or provides satisfactory evidence of completion of all material conditions including all inspections, licenses, and certificates (including certificates of occupancy) to be made or issued with respect to all occupied portions of the mortgaged property and with respect to the use and occupancy of the same, have been made or obtained from the appropriate authorities.

With regard to the use of comparable properties, AMC’s review (i) analyzed the relative comparable data (gross and net adjustments, sale dates and distance from subject property) and considered whether such comparable properties are within standard appraisal guidelines; (ii) confirmed the property value and square footage of the subject property was bracketed by comparable properties, (iii) verified that comparable properties used are similar in size, style, and location to the subject, and (iv) checked for the reasonableness of adjustments when reconciling value between the subject property and comparable properties.

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Other aspects of AMC’s review included (i) verifying that the address matched the mortgage note, (ii) verifying that the appraisal  and the policies and procedures with regard to appraisal, including the appropriate level of review, when originating the mortgage loan, were followed, (iii) noting whether the property zip code was declared a FEMA disaster area after the valuation date and notifying the Client of same (iv) confirming the appraisal report does not include any apparent environmental problems, (v) confirming the appraisal notes the current use of the property is legal or legal non-conforming (grandfathered), (vi) reviewing pictures to ensure (a) that the property is in average or better condition and any repairs are noted where required and (b) that the subject property is the one for which the valuation was ordered and that there are no negative external factors; and (vii) confirming that the value product that was used as part of the origination decision was directly accessible to AMC or if it was not directly accessible that another valuation product that was directly accessible to AMC was ordered in accordance with the Client’s specific valuation waterfall process. If more than one valuation was provided, AMC confirmed consistency among the valuation products and if there were discrepancies that could not be resolved, AMC created an exception.

(7) Compliance of the originator of the assets with federal, state and local laws and regulations: review and methodology.

As noted above, the SBCRE population was not subjected to compliance testing given the stated loan purpose.

Residential Population (80 Loans)

Please be advised that AMC did not make a determination as to whether the mortgage loans in the Residential Population complied with federal, state or local laws, constitutional provisions, regulations or ordinances that are not expressly enumerated below. There can be no assurance that the Review uncovered all relevant factors relating to the origination of the mortgage loans, their compliance with applicable law and regulations and the original appraisals relating to the mortgaged properties or uncovered all relevant factors that could affect the future performance of the mortgage loans. Furthermore, the findings reached by AMC are dependent upon its receiving complete and accurate data regarding the mortgage loans from mortgage loan originators and other third parties upon which AMC is relying in reaching such findings.

Please be further advised that AMC does not employ personnel who are licensed to practice law in the various jurisdictions, and the findings set forth in the reports prepared by AMC do not constitute legal advice or opinions. They are recommendations or conclusions based on information provided to AMC. Information contained in any AMC report related to the applicable statute of limitations for certain claims may not be accurate or reflect the most recent controlling case law. Further, a particular court in a particular jurisdiction may extend, not enforce or otherwise allow claims beyond the statute of limitations identified in the report based on certain factors, including the facts and circumstances of an individual mortgage loan. All final decisions as to whether to purchase or enter into a transaction related to any individual mortgage loan or the mortgage loans in the aggregate, any investment strategy and any legal conclusions, including the potential liability related to the purchase or other transaction involving any such mortgage loan or mortgage loans, shall be made solely by the Client, or other agreed upon party, that has engaged AMC to prepare its reports pursuant to its instructions and guidelines. The Client, or other agreed upon party, acknowledges and agrees that the scoring models applied by AMC are designed to identify potential risk and the Client, or other agreed upon party, assumes sole responsibility for determining the suitability of the information for its particular use. AMC does not make any representation or warranty as to the value of any mortgage loan or mortgage loan’s collateral that has been reviewed by AMC.

AMC reviewed each mortgage loan in the Residential Population to determine, as applicable, to the extent possible and subject to the caveats below, whether such mortgage loan complies with:

AMC reviewed the mortgage loans in the Residential Population for compliance with the ATR and QM rule requirements based upon each loan’s originator designation (Safe Harbor QM, Higher-priced QM, Temporary SHQM, Temporary HPQM, Non-QM, Exempt from ATR). AMC determines the loan’s status under the ATR or QM rule requirements and assigns a due diligence loan designation. Generally, AMC notes as a material exception if the due diligence findings do not confirm the originator’s loan designation. Additionally, AMC notes if an originator loan designation was not provided.

Qualified Mortgage

With respect to QM (Safe Harbor and Higher-priced) designated loans, AMC reviewed the mortgage loans in the Residential Population to determine whether, based on available information in the loan file: (i) the loan contains risky loan features and terms (e.g. an interest only feature or negative amortization), (ii) the “points and fees” exceed the applicable QM threshold, (iii) the monthly payment was calculated appropriately, (iv) the creditor considered and verified

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income or assets at or before consummation, (v) the creditor appropriately considered debt obligations, alimony and child support, and (vi) at the time of consummation, if the debt-to-income ratio exceeds 43% (calculated in accordance with Appendix Q to Regulation Z). This portion of the Review includes a recalculation of all income and liabilities with attention to the appropriate documentation of each source.

If a loan was designated as QM and identified as eligible for guarantee, purchase, or insurance by an applicable agency as permitted under the QM final rule, AMC reviews the loan to determine whether, based on available information in the loan file the loan satisfied (i), (ii) and (iii) in the preceding paragraph and reviews the Automated Underwriting System output within the file to confirm agency eligibility.

For each QM designated loan that satisfied the applicable requirements enumerated above, AMC then determines whether the loan is a Safe Harbor QM or Higher Priced QM by comparing the loan’s actual annual percentage rate, as recalculated, to the applicable average prime offer rate plus a certain applicable percentage.

The Review also includes determining, as applicable, whether a loan is a qualified mortgage as defined by the Department of Housing and Urban Development (24 C.F.R. 201 and 203 et seq.), and the Department of Veterans Affairs (38 C.F.R. Part 36 et seq.).

For each QM designated loan that does not satisfy the applicable requirements enumerated above, AMC then determines whether the loan complies with the ATR rule consideration and verification requirements and provides a due diligence designation of Non-QM compliant or non-compliant.

General Ability to Repay

AMC reviews the loan to determine whether, based on available information in the loan file, the creditor considered, as applicable, the following eight underwriting factors, and verified such information using reasonably reliable third-party records, at or before consummation: (i) the consumer's current or reasonably expected income or assets, (ii) if the creditor relied on income from the consumer's employment in determining repayment ability, the consumer's current employment status; (iii) the consumer's monthly payment; (iv) the consumer's monthly payment on any simultaneous loan that the creditor knows or has reason to know will be made; (v) the consumer's monthly payment for mortgage-related obligations; (vi) the consumer's current debt obligations, alimony, and child support; (vii) the consumer's monthly debt-to-income ratio or residual income; and (viii) the consumer's credit history. This portion of the Review also focuses on full recalculation of income and debts, as well as the documentation provided to support each item used in originator’s determination of the ability to repay.

Note: for loans designated as QM – agency eligible, AMC will not review for compliance with the requirements of Appendix Q or General Ability to Repay.

AMC reviews loans to determine their conformity with the ATR/QM factors above, and is not rendering an independent assessment or opinion, warranting or representing that a loan will be deemed to conform to Safe Harbor, Rebuttable Presumption, ATR or other status based on any additional or revised factors that may be considered by legislative, regulatory, administrative or judicial authorities (“Authorities”). AMC does not represent or warrant that the factors for which it is reviewing the loans constitute all of the factors and/or criteria that Authorities may consider in determining the status of a loan. AMC’s review is based on information contained in the loan file at the time it is provided to AMC to review, and only reflects information as of that point in time.

(X) The Equal Credit Opportunity Act, as implemented by Regulation B, 12 C.F.R. Part 1002, as set forth below:

a)	Providing Appraisals and Other Valuations (12 C.F.R. 1002.14):
i)	timing and content of the right to receive copy of appraisal disclosure;
ii)	charging of a fee for a copy of the appraisal or other written valuation;
iii)	timing of creditor providing a copy of each appraisal or other written valuation;
iv)	with respect to a borrower that has waived the three (3) business day disclosure requirement, confirm that the borrower has signed the waiver or other acknowledgment at least three (3) business days prior to consummation; and (2) confirm that the lender has provided copies of appraisals and other written valuations at or prior to consummation.

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(XI) FIRREA Review

AMC confirmed that the appraiser and the appraisal made by such appraiser both satisfied the requirements of Title XI of FIRREA. Specifically, AMC reviewed the appraisal for conformity to industry standards, including ensuring the appraisal was complete, that the comparables and adjustments were reasonable and that pictures were provided and were accurate.

(8) Other: review and methodology.

Not applicable.

SUMMARY OF FINDINGS & CONCLUSIONS OF REVIEW

The NRSRO criteria referenced for this report and utilized for grading descriptions is based upon the requirements of the NRSROs listed in Item 3 above.

COMPLIANCE RESULTS SUMMARY

Please note that the SBCRE Population is comprised of mortgage loans that are small balance commercial loans on residential properties that were not subjected to a compliance review and did not receive a compliance grade. Of the remaining 80 mortgage loans, 98.75% by number (79 Loans) received an “A” or “B” compliance grade under NRSRO grading criteria.

NRSRO Grade (Kroll & S&P)	# Loans	% of Loans	% of Residential Population
A	74	5.17%	92.50%
B	5	0.35%	6.25%
C	1	0.07%	1.25%
Compliance Not Run	1,351	94.41%	N/A
Total	1,431	100.00%	100.00%

COMPLIANCE EXCEPTION COMMENTARY

There was one “C” grade on the compliance review population for a State defect. There were no “D” grade loans on the compliance review population.

CREDIT RESULTS SUMMARY

Within the securitization population, 89.24% of the Loans possessed an “A” grade. The “B” grade corresponds to 90 Loans (6.29%) where the primary exception was based on a Loan characteristic falling outside of the applicable Underwriting Guidelines; however, a strong documented compensating factor existed. The 63 “C” grades and one “D” grade are described in the Exception Summary table below.

NRSRO Grade (Kroll and S&P)	# Loans	% of Loans
A	1,277	89.24%
B	90	6.29%
C	63	4.40%
D	1	0.07%
Total	1,431	100.00%

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CREDIT EXCEPTION SUMMARY

Credit	D	Loan Package Documentation	1
		Total Credit Grade (D) Exceptions:	1
	C	Credit	22
		Assets	17
		Insurance	13
		Fix and Flip	13
		Loan Package Documentation	12
		Income / Employment	2
		Total Credit Grade (C) Exceptions:	79
	B	Credit	55
		Fix and Flip	14
		Loan Package Documentation	13
		Assets	10
		Investment Product	4
		Insurance	3
		Income / Employment	2
		Missing Document	2
		Property - Appraisal	1
		Borrower and Mortgage Eligibility	1
		Data Compare	1
		Guideline	1
		Total Credit Grade (B) Exceptions:	107
Total Credit Exceptions:			187

PROPERTY/VALUATION RESULTS SUMMARY

Within the securitization population, under the applicable Kroll NRSRO grading criteria 99.09% of the Loans possessed an “A” or “B” grade. Under the S&P NRSRO grading criteria, 99.44% of the Loans possessed an “A” or “B” grade. The “C” grades relate to where the Desk Review value is less than Appraised value by at least 10%.

NRSRO Grade (Kroll)	# Loans	% of Loans
A	1,416	98.95%
B	2	0.14%
C	13	0.91%
Total	1,431	100.00%

NRSRO Grade (S&P)	# Loans	% of Loans
A	1,421	99.30%
B	2	0.14%
C	8	0.56%
Total	1,431	100.00%

OVERALL RESULTS SUMMARY

After considering the grading implications of the Compliance, Credit, and Property/Valuation sections above, 94.55% of the Loans by number in the pool possessed a NRSRO grade of “A”, or “B” under the Kroll NRSRO grading criteria. Under the S&P NRSRO grading criteria, 94.90% of the Loans by number in the pool possessed a NRSRO grade of “A”, or “B”.

NRSRO Grade (Kroll)	# Loans	% of Loans
A	1,258	87.91%
B	95	6.64%
C	77	5.38%
D	1	0.07%

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Total	1,431	100.00%

NRSRO Grade (S&P)	# Loans	% of Loans
A	1,262	88.19%
B	96	6.71%
C	72	5.03%
D	1	0.07%
Total	1,431	100.00%

TAPE INTEGRITY REVIEW RESULTS SUMMARY

Of the 1,431 Loans reviewed, there were 2,153 different tape discrepancies across 26 data fields (some Loans had more than one data delta). As discussed above, there were 39 data fields included in the tape integrity review. Not all data fields would have been provided on all Loans within the securitization population.

The largest variances were found on Lender, Maturity Date and Contract Sales Price.

Field Label	Loans With Discrepancy	Total Times Compared	% Variance
# of Units	0	69	0.00%
Amortization Term	0	1,428	0.00%
Amortization Type	0	1,431	0.00%
Appraisal Date	0	1,427	0.00%
Appraisal Effective Date	17	1,428	1.19%
Appraised Value	0	5	0.00%
Borrower First Name	161	971	16.58%
Borrower Full Name	20	142	14.08%
Borrower Last Name	537	986	54.46%
City	0	1,431	0.00%
Coborrower First Name	38	200	19.00%
Coborrower Full Name	3	9	33.33%
Coborrower Last Name	33	200	16.50%
Contract Sales Price	194	350	55.43%
Debt Service Coverage Ratio	2	664	0.30%
First Payment Date	1	1,431	0.07%
Investor: Qualifying Total Debt Ratio	149	891	16.72%
Lender	5	5	100.00%
Lien Position	0	1,431	0.00%
LTV Valuation Value	2	1,431	0.14%
Maturity Date	338	425	79.53%
Note Date	27	1,040	2.60%
Occupancy	2	1,431	0.14%
Original CLTV	8	1,428	0.56%
Original Interest Rate	0	1,431	0.00%
Original Loan Amount	0	1,431	0.00%
Original LTV	7	1,431	0.49%

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Original P&I	12	1,092	1.10%
Original Term	0	1,431	0.00%
Origination Channel	191	1,428	13.38%
Prepayment Penalty Period (months)	1	1,348	0.07%
Prepayment Terms	0	1,347	0.00%
Property Type	13	1,431	0.91%
Purpose	0	1,428	0.00%
Refi Purpose	25	1,218	2.05%
Representative FICO	133	1,428	9.31%
State	0	1,431	0.00%
Street	11	1,142	0.96%
Zip	223	1,431	15.58%
Total	2,153	40,702	5.29%

ADDITIONAL MORTGAGE LOAN POPULATION SUMMARY*

*Some tables may not add to 100% due to rounding

Amortization Type	Loan Count	% of Loans	Original Balance	% of Balance
Fixed	1,431	100.00%	$203,983,336.00	100.00%
Total	1,431	100.00%	$203,983,336.00	100.00%

Lien Position	Loan Count	% of Loans	Original Balance	% of Balance
1	1,431	100.00%	$203,983,336.00	100.00%
Total	1,431	100.00%	$203,983,336.00	100.00%

Loan Purpose	Loan Count	% of Loans	Original Balance	% of Balance
Cash Out: Debt Consolidation	13	0.91%	$2,598,350.00	1.27%
Cash Out: Home Improvement/Renovation	107	7.48%	$14,596,525.00	7.16%
Cash Out: Other/Multi-purpose/Unknown Purpose	946	66.11%	$131,737,534.00	64.58%
Limited Cash-Out	8	0.56%	$1,632,300.00	0.80%
First Time Home Purchase	1	0.07%	$144,000.00	0.07%
Other-than-first-time Home Purchase	209	14.61%	$33,181,359.00	16.27%
Rate/Term Refinance - Borrower Initiated	145	10.13%	$19,846,618.00	9.73%
Unavailable	2	0.14%	$246,650.00	0.12%
Total	1,431	100.00%	$203,983,336.00	100.00%

Original Term	Loan Count	% of Loans	Original Balance	% of Balance
121-180 Months	3	0.21%	$716,750.00	0.35%
181-240 Months	1	0.07%	$217,000.00	0.11%
241-360 Months	1,427	99.72%	$203,049,586.00	99.54%
Total	1,431	100.00%	$203,983,336.00	100.00%

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Property Type	Loan Count	% of Loans	Original Balance	% of Balance
Single Family Detached	788	55.07%	$102,287,030.00	50.14%
Condo, Low Rise	54	3.77%	$8,302,663.00	4.07%
Condo, High Rise	5	0.35%	$667,625.00	0.33%
PUD	83	5.80%	$11,491,797.00	5.63%
Townhouse	36	2.52%	$3,848,175.00	1.89%
1 Family Attached	49	3.42%	$5,404,314.00	2.65%
2 Family	252	17.61%	$40,498,488.00	19.85%
3 Family	85	5.94%	$16,521,950.00	8.10%
4 Family	72	5.03%	$14,171,994.00	6.95%
Other	6	0.42%	$688,900.00	0.34%
Unavailable	1	0.07%	$100,400.00	0.05%
Total	1,431	100.00%	$203,983,336.00	100.00%

Occupancy	Loan Count	% of Loans	Original Balance	% of Balance
Investment	1,431	100.00%	$203,983,336.00	100.00%
Total	1,431	100.00%	$203,983,336.00	100.00%

Profile	Loan Count	% of Loans	Original Balance	% of Balance
Full Credit/Compliance	80	5.59%	$20,770,558.00	10.18%
Leases	1,351	94.41%	$183,212,778.00	89.82%
Total	1,431	100.00%	$203,983,336.00	100.00%

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